ROYCE

QUANT SMALL-CAP QUALITY

VALUE ETF

Summary Prospectus	August 1, 2026

NASDAQ (Ticker Symbol): SQLV

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information, shareholder reports and fund financial statements, online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling the fund at (800) DIAL BEN/342-5236 or by sending an e-mail request to ETFs-Product@franklintempleton.com, or from your financial intermediary. The fund’s Prospectus and statement of additional information, each dated August 1. 2026 (as may be amended or supplemented from time to time), and the independent registered public accounting firm’s report and financial statements for the fiscal year ended March  31, 2026, as filed on Form N-CSR, are incorporated by reference into this Summary Prospectus.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

Royce Quant Small-Cap Quality Value ETF (the “fund”) seeks to achieve long-term growth of capital.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may also be subject to additional fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. The management agreement between Legg Mason ETF Investment Trust (the “Trust”) and Franklin Templeton Fund Adviser, LLC (“FTFA” or the “manager”) (the “Management Agreement”) provides that the manager will pay all operating expenses of the fund, except interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to the manager under the Management Agreement. The manager will also pay all subadvisory fees of the fund.

Shareholder fees
(fees paid directly from your investment)
None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.60
Distribution and/or service (12b-1) fees	None
Other expenses	0.00
Total annual fund operating expenses	0.60

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes:

●	You invest $10,000 in the fund for the time periods indicated

●

Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the example.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Royce Quant Small-Cap Quality Value ETF	61	192	335	750

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Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 57% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities of quality value small-cap companies. The fund’s subadviser, Royce & Associates, LP (Royce & Associates, LP primarily conducts its business under the name Royce Investment Partners (“Royce” or the “subadviser”)) uses a proprietary methodology to identify companies that meet its “quality value” criteria. For purposes of the Fund’s 80% policy, small-cap companies are companies with market capitalizations less than or equal to the market capitalization of the largest company in the Russell 2000 Index (“Russell 2000”) as of its most recent reconstitution ($9.586 billion as of May 31, 2026). In addition, for purposes of the fund’s 80% policy, the subadviser defines “quality value” companies as those which possess one or more investment criteria including, but not limited to:

●	Free cash flow yield above the median of the Russell 2000

●	Earnings yield above the median of the Russell 2000

●	Return on invested capital above the median of the Russell 2000

●	Return on assets above the median of the Russell 2000

Royce uses a quantitative investment process that seeks to identify stocks Royce believes have relatively attractive valuation, profitability, and/or debt coverage (i.e., available cash flow to pay current debt obligations) as compared with other stocks included in the investment universe. The fund’s investment universe includes common stocks of U.S.-headquartered companies listed on U.S. exchanges, and excludes royalty companies, American depositary receipts and global depositary receipts, master limited partnerships, stocks with a share price less than or equal to $1.00 at the time of purchase, and stocks deemed by Royce to have insufficient trading volume. The universe is then refined to include stocks with market capitalizations not greater than that of the largest company in the Russell 2000 as of its most recent reconstitution based on descending market capitalization at the time of investment. From that universe, real estate investment trusts are excluded.

From the universe of eligible companies, Royce selects securities using its proprietary, rules-based multi-factor scoring system, with all factors described herein measured and determined by Royce, in an effort to identify “quality value” companies, as defined by Royce, relative to other companies within the same market sector. Royce ranks the securities in the investment universe within each sector according to the quality value factors, which yields a model score that determines the securities that are selected for inclusion in the fund’s portfolio. Sector allocations are determined by the number of companies in each sector.

After the securities are scored by quality value factors, each security’s momentum score, which is based on the price performance over the most recent 30 days, is used to determine the timing of when the security may be bought or sold for the fund (i.e., the momentum score is used by

Royce Quant Small-Cap Quality Value ETF	3

Royce to try to determine the opportune time to buy or sell). For example, if a security selected for inclusion in the fund’s portfolio according to the quality value factors has exhibited high momentum, Royce may temporarily delay purchasing such security. Conversely, if a security selected for removal from the fund’s portfolio according to the quality value factors has exhibited high momentum, Royce will typically sell such security as soon as is practicable.

Position weights of securities within the fund’s portfolio are determined by Royce after consideration of a company’s fundamentals including book value, revenue, free cash flow, and dividends paid. By using fundamental factors to weight stocks rather than market capitalization, Royce seeks to have lower exposure to overvalued companies while still maintaining broad diversification within the fund’s portfolio. Royce generally seeks to limit the weight of individual securities in the fund’s portfolio to no more than 3% of its net assets and to limit sector exposures within the portfolio to no more than 25% of its net assets, each measured at the time of investment. Although the fund primarily invests in equity securities of small-capitalization companies, the fund may continue to hold or, in some cases, build positions in companies with higher market capitalizations.

Royce’s proprietary, rules-based multi-factor scoring system may incorporate information and data obtained from third-party providers as supplementary to Royce’s own proprietary research and analysis. Royce has the right to change the third-party service providers that support this process at any time.

Royce may seek to sell a security if: (i) the security no longer meets its criteria to be considered “quality value”; (ii) the security reaches its position size limit in the fund’s portfolio; (iii) there are adverse policy changes that could affect the security’s outlook; or (iv) better investment opportunities become available. The fund may engage in active and frequent trading to achieve its investment objective, resulting in high portfolio turnover.

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund. The relative significance of the risks of investing in the fund may change over time.

Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in

4	Royce Quant Small-Cap Quality Value ETF

securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.

Ongoing or threatened armed conflicts throughout the world have caused and could continue to cause significant market disruptions and volatility. The hostilities and sanctions resulting from those hostilities could have a significant adverse impact on certain investments of the fund as well as the fund’s performance and liquidity.

Stock market and equity securities risk. The stock markets are volatile and the market prices of the fund’s equity securities may decline generally. Equity securities may include warrants, rights, exchange traded and over-the-counter common stocks, preferred stock, trust certificates, limited partnership interests and shares of other investment companies, including exchange-traded funds. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.

Volatility risk. The market prices of the securities or other assets in the fund’s portfolio may fluctuate, sometimes rapidly and unpredictably. The price of a security may fluctuate due to factors affecting markets generally or particular industries. The market price of a security or other asset may also be more volatile than the market as a whole. This volatility may affect the fund’s net asset value. Securities or other assets in the fund’s portfolio may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. Events or financial circumstances affecting individual securities or sectors may increase the volatility of the fund.

Asset class risk. Securities in the fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Small capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small capitalization companies may underperform large capitalization companies, may be harder to sell at times or at prices the portfolio managers believe appropriate and may have greater potential for losses.

Royce Quant Small-Cap Quality Value ETF	5

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the attractiveness or value of, or market trends affecting, a particular security, industry, sector or region, or about market movements, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Quantitative model risk. The fund, FTFA, and Royce cannot offer any assurance that the quantitative methodology used to determine the composition of the fund’s portfolio will achieve its intended results or maximize returns or minimize risks. When a model or data used in managing the fund contains an error, is incorrect, or incomplete, any investment decision made in reliance on the model or data may not produce the desired results and the fund may suffer losses. Royce may use information and data from third-party providers, which may be incomplete, inaccurate or unavailable, and different third-party providers may provide different or inconsistent information and data.

Valuation risk. The sales price the fund could receive upon the sale of any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Authorized Participants who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment.

Quality stocks risk. The fund invests in stocks that Royce believes are quality stocks based on a number of factors. There is no guarantee that the past performance of these stocks will continue or that Royce will be successful in evaluating individual stocks. Companies that issue these stocks may experience lower than expected profitability or may experience negative growth, as well as increased leverage, resulting in lower than expected or negative returns to fund shareholders. Many factors can affect a stock’s quality and performance, and the impact of these factors on a stock or its price can be difficult to predict.

Value investing risk. The value approach to investing involves the risk that stocks may remain undervalued for long periods, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks may underperform the overall equity market for an extended period while the market favors growth stocks. A value stock may not increase in price as anticipated by Royce if other investors fail to recognize the company’s value and bid up the price or the factors that Royce believes will increase the price of the security do not occur or do not have the anticipated effect. Value stocks may go in and out of favor over time and Royce may sell a security prior to the security realizing a gain in connection with changed market perception regarding the value of the security.

Issuer risk. The market price of a security held by the fund can go up or down more than the market as a whole and can perform differently from the value of the market as a whole due to

6	Royce Quant Small-Cap Quality Value ETF

factors specifically relating to the security’s issuer, such as disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, changes in management, corporate actions, negative perception in the marketplace, or major litigation or changes in government regulations affecting the issuer or the competitive environment. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer. Historically, the prices of securities of small and medium capitalization companies have generally been more volatile than those of large capitalization companies. The fund may experience a substantial or complete loss on an individual security.

Illiquidity risk. Some assets held by the fund may be or become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be difficult to value. Markets may become illiquid quickly. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the fund may be forced to sell at a substantial loss or may not be able to sell at all. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).

Small fund risk. When the fund’s size is small, the fund may experience low trading volume and wide bid/ask spreads. In addition, the fund may face the risk of being delisted if the fund does not meet certain conditions of the listing exchange.

Authorized Participant concentration risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the fund. “Authorized Participants” are broker-dealers that are permitted to create and redeem shares directly with the fund and who have entered into agreements with the fund’s distributor. A limited number of institutions act as Authorized Participants in respect of the fund. To the extent that these institutions exit the business or are unable to process creation and/or redemption orders with respect to the fund and no other Authorized Participant steps forward to create or redeem, in either of these cases, fund shares may trade at a premium or discount to net asset value and possibly face trading halts and/or delisting.

Market trading risk. The fund faces numerous market trading risks, including the potential lack of an active market for fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the fund’s shares trading at a premium or discount to net asset value.

Absence of active market. Although shares of the fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants. Authorized Participants are not obligated to execute purchase or redemption orders for Creation Units. In periods of market volatility, market makers and/or Authorized Participants may be less willing to transact in fund shares. The absence of an active market for the fund’s shares may contribute to the fund’s shares trading at a premium or discount to net asset value.

Royce Quant Small-Cap Quality Value ETF	7

Shares of the fund may trade at prices other than net asset value. Shares of the fund trade on stock exchanges at prices at, above or below the fund’s most recent net asset value. The net asset value of the fund is calculated at the end of each business day and fluctuates with changes in the market value of the fund’s holdings. The trading price of the fund’s shares fluctuates continuously throughout trading hours based on both market supply of and demand for fund shares and the underlying value of the fund’s portfolio holdings or net asset value. As a result, the trading prices of the fund’s shares may deviate significantly from net asset value during periods of market volatility, including during periods of high redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NET ASSET VALUE.

Trading issues risk. Trading in fund shares on NASDAQ may be halted in certain circumstances. There can be no assurance that the requirements of NASDAQ necessary to maintain the listing of the fund will continue to be met.

Portfolio turnover risk. The subadviser will sell a security when it believes it is appropriate to do so, regardless of how long the fund has held the security. The fund’s portfolio turnover rate may exceed 100% per year because of the anticipated use of certain investment strategies. The rate of portfolio turnover will not be a limiting factor for the subadviser in making decisions on when to buy or sell securities. High turnover will increase the fund’s transaction costs and may increase your tax liability if the transactions result in capital gains.

Assets under management risk. From time to time, a third party, FTFA and/or affiliates of FTFA or the fund may invest in the fund and hold its investment for a period of time in order for the fund to achieve size or scale. There can be no assurance that any such entity will not redeem its investment, that it will not redeem at an inopportune time for the fund or that the size of the fund will be maintained at a level necessary to enable the fund to remain viable. Such redemption may cause the fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, market price, performance, or ability to satisfy redemptions in a timely manner.

Cybersecurity risk. Like other funds and business enterprises, the fund, the manager, the subadviser, Authorized Participants, the relevant listing exchange and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadviser, Authorized Participants, the relevant listing exchange and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the

8	Royce Quant Small-Cap Quality Value ETF

fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Because technology is frequently changing (including the development of artificial intelligence and machine learning), new ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack. The rapid development and increasingly widespread use of artificial intelligence technologies could increase the effectiveness of cyber attacks and exacerbate the risks.

These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year. The table shows the average annual total returns of the fund and also compares the fund’s performance with the average annual total returns of a broad measure of market performance and an additional index with characteristics relevant to the fund. The fund makes updated performance information, including its current net asset value, available at www.franklintempleton.com/prospectus (select fund), or by calling the fund at (800) DIAL BEN/342-5236.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Prior to May 10, 2022, the fund operated as an index based ETF that sought to track the investment results of the Royce Small-Cap Quality Value Index.

Best Quarter (12/31/2020): 31.89 Worst Quarter (03/31/2020): (35.79)

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2026, was 21.35

Royce Quant Small-Cap Quality Value ETF	9

Average annual total returns (%)
(for periods ended December 31, 2025)
	1 year	5 years	Since inception	Inception date
Return before taxes	2.46	9.02	7.90	07/12/2017
Return after taxes on distributions	1.96	8.67	7.56
Return after taxes on distributions and sale of fund shares	1.44	7.06	6.28
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	17.15	13.15	14.15
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	12.81	6.09	8.22

No one index is representative of the fund’s portfolio.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Important data provider notices and terms are available at www.franklintempletondatasources.com. Such information is subject to change.

Management

Investment manager: Franklin Templeton Fund Adviser, LLC (“FTFA”)

Subadviser: Royce & Associates, LP (Royce & Associates, LP primarily conducts its business under the name Royce Investment Partners (“Royce” or the “subadviser”))

Portfolio managers: Primary responsibility for the day-to-day management of the fund lies with the following portfolio managers.

Portfolio manager	Title	Portfolio manager of the fund since
George Necakov, CFA	Portfolio Manager	2017
Michael Connors	Assistant Portfolio Manager	2017

Purchase and sale of fund shares

The fund is an actively managed exchange-traded fund (“ETF”). Individual shares of the fund are listed on a national securities exchange and are redeemable only by Authorized Participants in aggregated blocks of shares or multiples thereof (“Creation Units”).

Individual shares of the fund may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because fund shares trade at market prices rather than at net asset value, fund shares may trade at a price greater than net asset value (a premium) or less than net asset value (a discount).

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When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the “bid-ask spread”).

The fund will only issue or redeem Creation Units to Authorized Participants who have entered into agreements with the fund’s distributor. The fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the fund specifies each day.

You may access recent information, including information on the fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, on the fund’s website at www.franklintempleton.com/prospectus.

Tax information

The fund’s distributions are generally taxable and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed when withdrawn from such tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), FTFA or other related companies pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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